UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	December 15, 2006

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(e)    COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS

On December 12, 2006, the Compensation and Leadership Development Committee of the Board of Directors of The Procter & Gamble Company (the “Company”) adopted a Senior Executive Recoupment Policy (the “Recoupment Policy”) to be effective January 1, 2007. A copy of the Recoupment Policy is attached hereto as Exhibit 99 and incorporated herein by reference. The Company is filing this Recoupment Policy pursuant to Item 5.02 (e), “Compensatory Arrangement of Certain Officers.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

 THE PROCTER & GAMBLE COMPANY

BY:  /s/ E. J. WUNSCH
 E. J. Wunsch
 Assistant Secretary and
 Associate General Counsel
 December 15, 2006

EXHIBIT(S)

99.    Senior Executive Officer Recoupment Policy